UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2026

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia	31999
(Address of principal executive offices)	(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Registered Senior Notes Offering

On May 28, 2026, Aflac Incorporated, a Georgia corporation (the “Company”), issued (i) ¥3,100,000,000 aggregate principal amount of 2.117% Senior Notes due 2029 (the “2029 Notes”), (ii) ¥41,800,000,000 aggregate principal amount of 2.802% Senior Notes due 2031 (the “2031 Notes”), (iii) ¥13,100,000,000 aggregate principal amount of 3.123% Senior Notes due 2033 (the “2033 Notes”) and (iv) ¥7,900,000,000 aggregate principal amount of 3.482% Senior Notes due 2036 (the “2036 Notes” and, together with the 2029 Notes, the 2031 Notes and the 2033 Notes, the “Notes”). The Notes were offered by the Company in a public offering pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-281977) (the “Registration Statement”), the prospectus dated September 6, 2024, and the related prospectus supplement dated May 21, 2026. The Company intends to use the net proceeds from the offering of Notes for general corporate purposes.

The sale of the Notes was made pursuant to the terms of an underwriting agreement, dated May 21, 2026 (the “Underwriting Agreement”), by and among the Company and the several underwriters included on Schedule 1 thereto, for whom Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc., Morgan Stanley & Co. International plc and MUFG Securities EMEA plc acted as representatives. The Underwriting Agreement contains customary terms, conditions, representations and warranties and indemnification provisions.

The 2029 Notes bear interest at the rate of 2.117% per annum from and including their date of issuance to, but excluding, May 25, 2029, or early redemption with a par call date of February 25, 2029. The 2031 Notes bear interest at the rate of 2.802% per annum from and including their date of issuance to, but excluding, December 17, 2031, or early redemption with a par call date of September 17, 2031. The 2033 Notes bear interest at the rate of 3.123% per annum from and including their date of issuance to, but excluding, May 27, 2033, or early redemption with a par call date of February 27, 2033. The 2036 Notes bear interest at the rate of 3.482% per annum from and including their date of issuance to, but excluding, May 28, 2036, or early redemption with a par call date of November 28, 2035. Interest on the Notes is payable semi-annually in arrears on May 28 and November 28 each year, beginning on November 28, 2026, except that the final interest payment dates, in the case of the 2029 Notes, the 2031 Notes and the 2033 Notes, shall be the respective maturity dates of the 2029 Notes (short last coupon), the 2031 Notes (long last coupon) and the 2033 Notes (short last coupon). On or after the applicable par call date, the applicable series of Notes will be redeemable in whole or in part from time to time, at the sole option of the Company, at a redemption price equal to 100% of the aggregate principal amount of the applicable series of Notes to be redeemed plus accrued and unpaid interest on the principal amount of the Notes to be redeemed, if any, to, but excluding, the redemption date.

The Notes are general unsecured obligations and rank equally in right of payment with any of the Company’s existing and future unsecured senior indebtedness. The Notes were issued under an indenture, dated as of May 21, 2009 (the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by (i) a forty-eighth supplemental indenture, dated as of May 28, 2026 (the “Forty-Eighth Supplemental Indenture”) between the Company and the Trustee, in the case of the 2029 Notes, (ii) a forty-ninth supplemental indenture, dated as of May 28, 2026 (the “Forty-Ninth Supplemental Indenture”) between the Company and the Trustee, in the case of the 2031 Notes, (iii) a fiftieth supplemental indenture, dated as of May 28, 2026 (the “Fiftieth Supplemental Indenture”) between the Company and the Trustee, in the case of the 2033 Notes and (iv) a fifty-first supplemental indenture, dated as of May 28, 2026 (the “Fifty-First Supplemental Indenture”) between the Company and the Trustee, in the case of the 2036 Notes. As used herein, the term “Indenture” means the Base Indenture as supplemented by (i) in the case of the 2029 Notes, the Forty-Eighth Supplemental Indenture, (ii) in the case of the 2031 Notes, the Forty-Ninth Supplemental Indenture, (iii) in the case of the 2033 Notes, the Fiftieth Supplemental Indenture and (iv) in the case of the 2036 Notes, the Fifty-First Supplemental Indenture. Each Indenture provides for customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in each Indenture for a period of 90 days, and certain events of bankruptcy, insolvency and reorganization.

The description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The description of the Indenture set forth above is qualified in its entirety by reference to the full text of each of the Base Indenture, a copy of which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 21, 2009, and the Forty-Eighth Supplemental Indenture (including the form of 2029 Notes included therein), a copy of which is attached hereto as Exhibit 4.1, the Forty-Ninth Supplemental Indenture (including the form of 2031 Notes included therein), a copy of which is attached hereto as Exhibit 4.2, the Fiftieth Supplemental Indenture (including the form of 2033 Notes included therein), a copy of which is attached hereto as Exhibit 4.3 and the Fifty-First Supplemental Indenture (including the form of 2036 Notes included therein), a copy of which is attached hereto as Exhibit 4.4.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 21, 2026, between Aflac Incorporated and the several underwriters named in Schedule 1 thereto, for whom Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc., Morgan Stanley & Co. International plc and MUFG Securities EMEA plc acted as representatives.

4.1	Forty-Eighth Supplemental Indenture, dated as of May 28, 2026, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.117% Senior Note due 2029).

4.2	Forty-Ninth Supplemental Indenture, dated as of May 28, 2026, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.802% Senior Note due 2031).

4.3	Fiftieth Supplemental Indenture, dated as of May 28, 2026, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 3.123% Senior Note due 2033).

4.4	Fifty-First Supplemental Indenture, dated as of May 28, 2026, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 3.428% Senior Note due 2036).

5.1	Opinion of Audrey Boone Tillman, Esq., Senior Executive Vice President and General Counsel of the Company.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Audrey Boone Tillman, Esq. (included as part of Exhibit 5.1 hereto).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 28, 2026	/s/ Robin L. Blackmon
Robin L. Blackmon
Senior Vice President, Financial Services
Chief Accounting Officer